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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (date of earliest event reported): January 5, 2007

                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Florida                      001-12111                  65-0271219
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                              1301 Concord Terrace
                             Sunrise, Florida 33323
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                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On January 5, 2007, the Company issued a press release (the "Press Release") announcing an update with respect to its previously disclosed internal voluntary review of its historical stock option practices. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          99.1-- Press Release dated January 5, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PEDIATRIX MEDICAL GROUP, INC.


Date: January 5, 2007                         By: /s/ Karl B. Wagner
                                                  ------------------------------
                                                  Name:  Karl B. Wagner
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

         Exhibit No.        Description

         99.1               Press Release dated January 5, 2007.